EXHIBIT 4.5

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Book-Entry Security subject to the foregoing, except in such limited circumstances described in the Indenture.

ALCOA INC.

7-3/8% Notes Due 2010

No. R-1        (U.S.) $400,000,000 CUSIP# 013817AB7

Alcoa Inc., a corporation duly organized and existing under the laws of Pennsylvania (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million (United States) Dollars on August 1, 2010, and to pay interest thereon from July 20, 2000, or from the most recent February 1 or August 1 (each, an “Interest Payment Date”) to which interest has been paid or duly provided for, commencing February 1, 2001, at the rate of 7-3/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such Interest Payment Date (each, a “Regular Record Date”). Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and any premium and interest on this Security will be made (a) at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the main offices of the Company in Pittsburgh, Pennsylvania, at such other offices or agencies as the Company may designate, by United States dollar check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York; provided, however, that at the option of the Company payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: July 20, 2000

ALCOA INC.

Attest:	/s/ Janet F. Duderstadt	By:	/s/ Robert G. Wennemer
	Assistant Secretary		Vice President and Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of

the series designated therein

referred to in the within-

mentioned Indenture.

CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

By:	/s/ Mary Newby
Authorized Signatory

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 30, 1993 (herein called the “Indenture”), between the Company and Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially issued in the aggregate principal amount of (U.S.) $1,000,000,000.

This Security will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder, at a redemption price equal to the greater of:

•	100% of the principal amount to be redeemed, plus accrued interest, if any, to the redemption date or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, plus accrued interest to the date of redemption which has not been paid.

“Treasury Rate” means, with respect to any redemption date:

•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for this Security, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated on the third business day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for this Security:

•	the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

•	if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., and two other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the forgoing shall cease to be a primary U.S. Government securities dealer, which we refer to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

This Security may be redeemed as a whole, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption as described below, if (a) the Company determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after July 17, 2000, the Company has or will become obligated to pay additional amounts as described below or (b) a taxing authority of the United States takes an action on or after July 17, 2000, whether or not with respect to the Company or any of its affiliates that results in a substantial probability that the Company will or may be required to pay such additional amounts, in either case, with respect to such Securities for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation. The Securities will be redeemed at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee:

•

a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and

•

an opinion of independent counsel satisfactory to the Trustee to the effect that the Company has or will become obligated or there is a substantial probability that the Company will or may be required to pay such additional amounts for the reasons described above;

provided that no such notice of redemption shall be given earlier than 60 days before the earliest date on which the Company would be obligated to pay such additional amounts if a payment in respect of this Security were then due.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Notice of redemption will be given not less than 30 nor more than 60 days prior to the date fixed for redemption by mail to Holders of Securities, all as provided in the Indenture.

The Company will, subject to certain exceptions and limitations set forth below, pay such additional amounts to the beneficial owner of this Security who is a Non-U.S. Holder, as defined below, as may be necessary in order that every net payment of principal of and interest on this Security and any other amounts payable on this Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable. The Company will not, however, be required to make any such payment of additional amounts to any beneficial owner for or on account of:

•

any such tax, assessment or other governmental charge that would not have been so imposed or withheld but for the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

•	any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

•	any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

•	any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Security;

•

any tax, assessment or other governmental charge that would not have been imposed or withheld but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party as a precondition to relief or exemption from such tax, assessment or other governmental charge;

•

any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of the Company’s stock entitled to vote or as a controlled foreign corporation that is related directly or indirectly to the Company through stock ownership; or

•	any combination of these factors.

Such additional amounts shall also not be paid with respect to any payment on this Security to a Non-U.S. Holder, as defined below, who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States, or any political subdivision thereof, to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had such beneficiary, settlor, member or beneficial owner, as the case may be, held its interest in this Security directly. The term “Non-U.S. Holder” is defined below and includes a foreign partnership to the extent that one or more of its members is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

A “Non-U.S. Holder” is a beneficial owner that is not a U.S. Holder. A U.S. Holder is a beneficial owner that is for United States federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that was in existence on August 20, 1996, was treated as a United States person under the Code on the previous day and elected to continue to be so treated.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions relating to defeasance and discharge set forth in Section 1302 of the Indenture and covenant defeasance set forth in Section 1303 of the Indenture are applicable to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the main offices of the Company in Pittsburgh, Pennsylvania and in or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Book-Entry Security subject to the foregoing, except in such limited circumstances described in the Indenture.

ALCOA INC.

7-3/8% Notes Due 2010

No. R-2        (U.S.) $400,000,000 CUSIP# 013817AB7

Alcoa Inc., a corporation duly organized and existing under the laws of Pennsylvania (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million (United States) Dollars on August 1, 2010, and to pay interest thereon from July 20, 2000, or from the most recent February 1 or August 1 (each, an “Interest Payment Date”) to which interest has been paid or duly provided for, commencing February 1, 2001, at the rate of 7-3/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such Interest Payment Date (each, a “Regular Record Date”). Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and any premium and interest on this Security will be made (a) at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the main offices of the Company in Pittsburgh, Pennsylvania, at such other offices or agencies as the Company may designate, by United States dollar check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York; provided, however, that at the option of the Company payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: July 20, 2000

ALCOA INC.

Attest:	/s/ Janet F. Duderstadt	By:	/s/ Robert G. Wennemer
	Assistant Secretary		Vice President and Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of

the series designated therein

referred to in the within-

mentioned Indenture.

CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

By:	/s/ Mary Newby
Authorized Signatory

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 30, 1993 (herein called the “Indenture”), between the Company and Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially issued in the aggregate principal amount of (U.S.) $1,000,000,000.

This Security will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder, at a redemption price equal to the greater of:

•	100% of the principal amount to be redeemed, plus accrued interest, if any, to the redemption date or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, plus accrued interest to the date of redemption which has not been paid.

“Treasury Rate” means, with respect to any redemption date:

•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for this Security, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated on the third business day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for this Security:

•	the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

•	if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., and two other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the forgoing shall cease to be a primary U.S. Government securities dealer, which we refer to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

This Security may be redeemed as a whole, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption as described below, if (a) the Company determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after July 17, 2000, the Company has or will become obligated to pay additional amounts as described below or (b) a taxing authority of the United States takes an action on or after July 17, 2000, whether or not with respect to the Company or any of its affiliates that results in a substantial probability that the Company will or may be required to pay such additional amounts, in either case, with respect to such Securities for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation. The Securities will be redeemed at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee:

•

a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and

•

an opinion of independent counsel satisfactory to the Trustee to the effect that the Company has or will become obligated or there is a substantial probability that the Company will or may be required to pay such additional amounts for the reasons described above;

provided that no such notice of redemption shall be given earlier than 60 days before the earliest date on which the Company would be obligated to pay such additional amounts if a payment in respect of this Security were then due.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Notice of redemption will be given not less than 30 nor more than 60 days prior to the date fixed for redemption by mail to Holders of Securities, all as provided in the Indenture.

The Company will, subject to certain exceptions and limitations set forth below, pay such additional amounts to the beneficial owner of this Security who is a Non-U.S. Holder, as defined below, as may be necessary in order that every net payment of principal of and interest on this Security and any other amounts payable on this Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable. The Company will not, however, be required to make any such payment of additional amounts to any beneficial owner for or on account of:

•

any such tax, assessment or other governmental charge that would not have been so imposed or withheld but for the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

•	any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

•	any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

•	any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Security;

•

any tax, assessment or other governmental charge that would not have been imposed or withheld but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party as a precondition to relief or exemption from such tax, assessment or other governmental charge;

•

any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of the Company’s stock entitled to vote or as a controlled foreign corporation that is related directly or indirectly to the Company through stock ownership; or

•	any combination of these factors.

Such additional amounts shall also not be paid with respect to any payment on this Security to a Non-U.S. Holder, as defined below, who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States, or any political subdivision thereof, to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had such beneficiary, settlor, member or beneficial owner, as the case may be, held its interest in this Security directly. The term “Non-U.S. Holder” is defined below and includes a foreign partnership to the extent that one or more of its members is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

A “Non-U.S. Holder” is a beneficial owner that is not a U.S. Holder. A U.S. Holder is a beneficial owner that is for United States federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that was in existence on August 20, 1996, was treated as a United States person under the Code on the previous day and elected to continue to be so treated.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions relating to defeasance and discharge set forth in Section 1302 of the Indenture and covenant defeasance set forth in Section 1303 of the Indenture are applicable to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the main offices of the Company in Pittsburgh, Pennsylvania and in or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Book-Entry Security subject to the foregoing, except in such limited circumstances described in the Indenture.

ALCOA INC.

7-3/8% Notes Due 2010

No. R-3        (U.S.) $200,000,000 CUSIP# 013817AB7

Alcoa Inc., a corporation duly organized and existing under the laws of Pennsylvania (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Million (United States) Dollars on August 1, 2010, and to pay interest thereon from July 20, 2000, or from the most recent February 1 or August 1 (each, an “Interest Payment Date”) to which interest has been paid or duly provided for, commencing February 1, 2001, at the rate of 7-3/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such Interest Payment Date (each, a “Regular Record Date”). Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and any premium and interest on this Security will be made (a) at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the main offices of the Company in Pittsburgh, Pennsylvania, or at such other offices or agencies as the Company may designate, by United States dollar check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York; provided, however, that at the option of the Company payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: July 20, 2000

ALCOA INC.

Attest:	/s/ Janet F. Duderstadt	By:	/s/ Robert G. Wennemer
	Assistant Secretary		Vice President and Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of

the series designated therein

referred to in the within-

mentioned Indenture.

CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

By:	/s/ Mary Newby
Authorized Signatory

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 30, 1993 (herein called the “Indenture”), between the Company and Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially issued in the aggregate principal amount of (U.S.) $1,000,000,000.

This Security will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder, at a redemption price equal to the greater of:

•	100% of the principal amount to be redeemed, plus accrued interest, if any, to the redemption date or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, plus accrued interest to the date of redemption which has not been paid.

“Treasury Rate” means, with respect to any redemption date:

•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for this Security, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated on the third business day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for this Security:

•	the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

•	if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., and two other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the forgoing shall cease to be a primary U.S. Government securities dealer, which we refer to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

This Security may be redeemed as a whole, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption as described below, if (a) the Company determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after July 17, 2000, the Company has or will become obligated to pay additional amounts as described below or (b) a taxing authority of the United States takes an action on or after July 17, 2000, whether or not with respect to the Company or any of its affiliates that results in a substantial probability that the Company will or may be required to pay such additional amounts, in either case, with respect to such Securities for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation. The Securities will be redeemed at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee:

•

a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and

•

an opinion of independent counsel satisfactory to the Trustee to the effect that the Company has or will become obligated or there is a substantial probability that the Company will or may be required to pay such additional amounts for the reasons described above;

provided that no such notice of redemption shall be given earlier than 60 days before the earliest date on which the Company would be obligated to pay such additional amounts if a payment in respect of this Security were then due.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Notice of redemption will be given not less than 30 nor more than 60 days prior to the date fixed for redemption by mail to Holders of Securities, all as provided in the Indenture.

The Company will, subject to certain exceptions and limitations set forth below, pay such additional amounts to the beneficial owner of this Security who is a Non-U.S. Holder, as defined below, as may be necessary in order that every net payment of principal of and interest on this Security and any other amounts payable on this Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable. The Company will not, however, be required to make any such payment of additional amounts to any beneficial owner for or on account of:

•

any such tax, assessment or other governmental charge that would not have been so imposed or withheld but for the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

•	any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

•	any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

•	any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Security;

•

any tax, assessment or other governmental charge that would not have been imposed or withheld but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party as a precondition to relief or exemption from such tax, assessment or other governmental charge;

•

any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of the Company’s stock entitled to vote or as a controlled foreign corporation that is related directly or indirectly to the Company through stock ownership; or

•	any combination of these factors.

Such additional amounts shall also not be paid with respect to any payment on this Security to a Non-U.S. Holder, as defined below, who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States, or any political subdivision thereof, to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had such beneficiary, settlor, member or beneficial owner, as the case may be, held its interest in this Security directly. The term “Non-U.S. Holder” is defined below and includes a foreign partnership to the extent that one or more of its members is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

A “Non-U.S. Holder” is a beneficial owner that is not a U.S. Holder. A U.S. Holder is a beneficial owner that is for United States federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that was in existence on August 20, 1996, was treated as a United States person under the Code on the previous day and elected to continue to be so treated.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions relating to defeasance and discharge set forth in Section 1302 of the Indenture and covenant defeasance set forth in Section 1303 of the Indenture are applicable to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the main offices of the Company in Pittsburgh, Pennsylvania and in or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.